HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Three months ended
	April 30,	January 31,	April 30,
	2008	2008	2007
Net revenue	$28,262	$28,467	$25,534

Costs and expenses(a):
Cost of sales	21,261	21,499	19,283
Research and development	908	898	903
Selling, general and administrative	3,275	3,241	3,044
Amortization of purchased intangible assets	211	206	212
In-process research and development charges	13	--	19
Restructuring	4	10	453
Pension curtailments and pension settlements, net	--	--	(508)
Total costs and expenses	25,672	25,854	23,406

Earnings from operations	2,590	2,613	2,128

Interest and other, net	3	72	100

Earnings before taxes	2,593	2,685	2,228

Provision for taxes(b)	536	552	453

Net earnings	$2,057	$2,133	$1,775

Net earnings per share:
Basic	$0.83	$0.83	$0.67
Diluted	$0.80	$0.80	$0.65

Cash dividends declared per share	$--	$0.16	$--

Weighted-average shares used to compute net earnings per share:
Basic	2,473	2,560	2,638
Diluted	2,557	2,655	2,731

(a) Stock-based compensation expense included under SFAS 123(R) was as follows:
Cost of sales	$36	$36	$42
Research and development	19	20	18
Selling, general and administrative	97	101	94
Total costs and expenses	$152	$157	$154

(b) Tax benefit from stock-based compensation	$(45)	$(47)	$(44)

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Six months ended
	April 30,	April 30,
	2008	2007
Net revenue	$56,729	$50,616

Costs and expenses(a):
Cost of sales	42,760	38,419
Research and development	1,806	1,780
Selling, general and administrative	6,516	5,952
Amortization of purchased intangible assets	417	413
In-process research and development charges	13	186
Restructuring	14	412
Pension curtailments and pension settlements, net	--	(517)
Total costs and expenses	51,526	46,645

Earnings from operations	5,203	3,971

Interest and other, net	75	221

Earnings before taxes	5,278	4,192

Provision for taxes(b)	1,088	870

Net earnings	$4,190	$3,322

Net earnings per share:
Basic	$1.67	$1.24
Diluted	$1.61	$1.20

Cash dividends declared per share	$0.16	$0.16

Weighted-average shares used to compute net earnings per share:
Basic	2,516	2,672
Diluted	2,603	2,763

(a) Stock-based compensation expense included under SFAS 123(R) was as follows:
Cost of sales	$72	$87
Research and development	39	37
Selling, general and administrative	198	193
Total costs and expenses	$309	$317

(b) Tax benefit from stock-based compensation	$(92)	$(92)

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS
(In millions)

	April 30,	October 31,
	2008	2007
	(unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$11,591	$11,293
Short-term investments	56	152
Accounts receivable	13,558	13,420
Financing receivables	2,589	2,507
Inventory	7,678	8,033
Other current assets	11,577	11,997

Total current assets	47,049	47,402

Property, plant and equipment	7,906	7,798

Long-term financing receivables and other assets	10,318	7,647

Goodwill and purchased intangible assets	26,531	25,852

Total assets	$91,804	$88,699

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Notes payable and short-term borrowings	$711	$3,186
Accounts payable	12,425	11,787
Employee compensation and benefits	3,103	3,465
Taxes on earnings	798	1,891
Deferred revenue	5,446	5,025
Other accrued liabilities	14,663	13,906

Total current liabilities	37,146	39,260

Long-term debt	7,688	4,997
Other liabilities	8,817	5,916

Stockholders' equity	38,153	38,526

Total liabilities and stockholders' equity	$91,804	$88,699

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Three months ended
	April 30,	January 31,	April 30,
	2008	2008	2007(a)
Net revenue:

Enterprise Storage and Servers	$4,780	$4,820	$4,594
HP Services	4,627	4,378	4,125
HP Software	727	666	568
Technology Solutions Group	10,134	9,864	9,287
Personal Systems Group	10,071	10,791	8,663
Imaging and Printing Group	7,591	7,312	7,161
HP Financial Services	685	642	550
Corporate Investments	230	218	175
Total Segments	28,711	28,827	25,836
Eliminations of intersegment net revenue and other	(449)	(360)	(302)

Total HP Consolidated	$28,262	$28,467	$25,534

Earnings (Loss) from operations:

Enterprise Storage and Servers	$655	$673	$452
HP Services	508	489	449
HP Software	93	51	7
Technology Solutions Group	1,256	1,213	908
Personal Systems Group	544	628	417
Imaging and Printing Group	1,230	1,150	1,167
HP Financial Services	47	43	36
Corporate Investments	6	8	(18)
Total Segments	3,083	3,042	2,510

Corporate and unallocated costs and eliminations	(134)	(89)	(75)
Unallocated costs related to stock-based
compensation expense	(131)	(124)	(131)
Amortization of purchased intangible assets	(211)	(206)	(212)
In-process research and development charges	(13)	--	(19)
Restructuring	(4)	(10)	(453)
Pension curtailments and pension settlements, net	--	--	508
Interest and other, net	3	72	100

Total HP Consolidated Earnings Before Taxes	$2,593	$2,685	$2,228

(a)

Certain fiscal 2008 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2007, the reclassifications resulted in the transfer of revenue and operating profit among the Enterprise Storage and Servers, HP Services and HP Software segments within the Technology Solutions Group. There was no impact on the previously reported financial results for the other segments.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Six months ended April 30,
	2008	2007(a)

Net revenue:

Enterprise Storage and Servers	$9,600	$9,015
HP Services	9,005	8,057
HP Software	1,393	1,166
Technology Solutions Group	19,998	18,238
Personal Systems Group	20,862	17,382
Imaging and Printing Group	14,903	14,160
HP Financial Services	1,327	1,097
Corporate Investments	448	332
Total Segments	57,538	51,209
Eliminations of intersegment net revenue and other	(809)	(593)

Total HP Consolidated	$56,729	$50,616

Earnings (Loss) from operations:

Enterprise Storage and Servers	$1,328	$905
HP Services	997	855
HP Software	144	25
Technology Solutions Group	2,469	1,785
Personal Systems Group	1,172	831
Imaging and Printing Group	2,380	2,240
HP Financial Services	90	68
Corporate Investments	14	(47)
Total Segments	6,125	4,877

Corporate and unallocated costs and eliminations	(223)	(141)
Unallocated costs related to stock-based compensation expense	(255)	(271)
Amortization of purchased intangible assets	(417)	(413)
In-process research and development charges	(13)	(186)
Restructuring	(14)	(412)
Pension curtailments and pension settlements, net	--	517
Interest and other, net	75	221

Total HP Consolidated Earnings Before Taxes	$5,278	$4,192

(a)

Certain fiscal 2008 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2007, the reclassifications resulted in the transfer of revenue and operating profit among the Enterprise Storage and Servers, HP Services and HP Software segments within the Technology Solutions Group. There was no impact on the previously reported financial results for the other segments.